Exhibit 10.3

AMENDMENT NO. 1

TO THE INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTOR RIGHTS AGREEMENT (this “Amendment”), dated as of March 27, 2023 (the “Effective Date”), is made by and among (i) Appreciate Holdings, Inc. (formerly known as PropTech Investment Corporation II), a Delaware corporation (“Appreciate,” the “Company,” or “PubCo”); (ii) Lake Street Landlords, LLC, a Delaware limited liability company (“Lake Street”); (iii) each of the parties listed as a “Holder” on the signature pages attached hereto constituting, in the aggregate, more than fifty percent (50%) of the Registrable Securities Beneficially Owned (each, a “Holder” and, collectively, the “Holders”); and (iv) HC PropTech Partners II LLC, a Delaware limited liability company (the “Sponsor”). Each of Appreciate, Lake Street, the Holders, and the Sponsor may be referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Investor Rights Agreement (as defined below).

BACKGROUND

A. Appreciate, Lake Street, all of the holders of Registrable Securities, and the Sponsor entered into that certain Investor Rights Agreement, dated as of November 29, 2022 (the “Investor Rights Agreement”).

B. In accordance with Section 4.4 of the Investor Rights Agreement, the Parties desire to amend the Investor Rights Agreement, and Lake Street and the Holders executing this Amendment beneficially own more than fifty percent (50%) of the Registrable Securities as required to amend the Investor Rights Agreement.

C. The purpose of this Amendment is to exempt the persons listed on Appendix 1 hereto and incorporated herein by reference from the Lock-Up Period as described in Section 3.1(a) of the Investor Rights Agreement for the sole purpose, and only to the extent necessary, to permit the pledge of or margin borrowing against the Registrable Securities which funding will result in financing for the Company. For the purposes of clarity, no holder shall be permitted to sell or transfer any securities other than as necessary to pledge such securities for a loan, which proceeds will be used to lend to the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

AGREEMENT

1.	Capitalized Terms. Capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Investor Rights Agreement.

2.	Amendment to Section 3.1(b) is hereby amended by adding the following sentence at the end of the section:

a.	Notwithstanding anything in Sections 3.1 or 3.2 of the Investor Rights Agreement, shares of Registrable Securities Beneficially Owned held by the persons or entities listed on Appendix 1 hereto and incorporated herein by reference, shall not be subject to the Lock-Up Period.

b.	The persons and entities listed on Appendix 1 hereto confirm and acknowledge that the release from the Lock Up Period is necessary to complete transactions necessary to provide the funding for their intended loans.

3.	Entire Agreement. This Amendment shall supersede and replace any prior discussions or agreement relating to this topic and any such prior agreements shall be null and void.

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IN WITNESS WHEREOF, each of the Parties has duly executed this Amendment No. 1 to the Investor Rights Agreement as of the Effective Date.

PUBCO:

APPRECIATE HOLDINGS, INC.

/s/ Christopher Laurence
Name:	Christopher Laurence
Title:	Chief Executive Officer

SPONSOR:

HC PROPTECH PARTNERS II LLC

/s/ Thomas D. Hennessey
Name:	Thomas D. Hennessey
Title:	Managing Member

LAKE STREET/HOLDERS:

Lake Street Landlords, LLC

By: Northern Pacific Growth Investment Partners, L.P.
Its: Managing Member

By: Northern Pacific Group GP I, LLC
Its: General Partner

/s/ Scott Honour
Name:	Scott Honour
Title:	President

LSS Sustainable SPAC LLC

By: Northern Pacific Growth Investment Partners, L.P.
Its: Managing Member

By: Northern Pacific Group GP I, LLC
Its: General Partner

/s/ Scott Honour
Name:	Scott Honour
Title:	President

Christopher Laurence

/s/ Christopher Laurence
Name:	Christopher Laurence

Kevin Ortner

/s/ Kevin Ortner
Name:	Kevin Ortner

Appendix 1

Thomas Hennessy

Daniel Hennessy

A-1